Registration No. 333-20177

Investment Company Act No. 811-08021

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

Pre-Effective Amendment No. ___                         [ ]

Post-Effective Amendment No. 14                         [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 18                                       [X]

AZZAD FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

3141 Fairview Park Drive, Suite 460

Falls Church, VA 22042

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (703) 207-7005

Bashar Qasem

3141 Fairview Park Drive

Suite 460

Falls Church, VA 22042

(Name and Address of Agent for Service)

with copies to:

Thompson Hine LLP

Mr. Donald S. Mendelsohn

312 Walnut Street

Cincinnati, OH 45202

It is proposed that this filing will become effective (check appropriate box):

[X]  immediately  upon filing pursuant to paragraph (b)

[ ]  on (date) pursuant to paragraph(b)

[]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

Prospectus

November 1, 2008

The Azzad Funds

Ethical Investing

TABLE OF CONTENTS

The Funds at a Glance	3

Azzad Ethical Mid Cap Fund
Investment Objective	4
Principal Investment Strategies	4
Security Selection Process & Criteria	4
Growth and Value Stocks	5
Investment Restrictions	5
Temporary Defensive Positions	5
Principal Risks	5
Performance Bar Chart	6
Average Annual Total Returns	7
Fund Fees and Expenses	7
Financial Highlights	9

Azzad Ethical Income Fund
Investment Objective	10
Principal Investment Strategies	10
Security Selection Process & Criteria	10
Investment Restrictions	11
Temporary Defensive Positions	11
Principal Risks	11
Performance Bar Chart	12
Average Annual Total Returns	12
Fund Fees and Expenses	13
Financial Highlights	15

More About the Funds
Shareholder Advocacy	16
Banks, Financial Services, Insurance Companies	16

Management
Board of Trustees	17
The Adviser	17
Portfolio Manager	17
Distribution Plan	17
Custodian, Transfer & Dividend Disbursing Agents	18
Organization	18

How Your Share Price (NAV) is Determined	18

Shareholder Guide
How to Purchase Shares	19
How to Sell Your Shares	21
How to Exchange Your Shares	23

Taxation of the Funds
Tax Information	23

Distributions	24

Shareholder Services
Online Account Access	24
Automatic Investment Plan	24
Shareholder Reports	25
Reporting to Third Party Information Providers	25
Account Types	26

Privacy Policy Notice	27

Additional Information	28

The Funds at a Glance

Overview

The Azzad Ethical Mid Cap Fund (ADJEX) and the Azzad Ethical Income Fund (AEIFX) , collectively referred to as the Azzad Funds, provide a convenient way for ethical investors to integrate their values with their investment decisions. Each Fund’s investments endure a rigorous screening process designed to exclude companies that derive revenue from products and services believed to be unethical by the investment adviser.

The Azzad Funds

The Azzad Ethical Mid Cap Fund’s primary investment objective is to provide shareholders with long-term total returns that are consistent with ethical principles.

The Azzad Ethical Income Fund’s primary investment objective is to provide shareholders with current income and, as a secondary objective the Fund seeks capital appreciation consistent with ethical principles.

Each Fund should be considered a long-term investment and is not appropriate for short-term goals. Each Fund may also be used in all types of retirement and college savings plans.

Ethical Investing

The Azzad Funds are designed to provide investors with an ethical investment alternative. The Funds’ equity security holdings are screened to meet the following criteria:

•

The Funds avoid companies with significant revenue from tobacco, alcohol, meat related products, gambling, pornography or other unethical entertainment, and weapons of mass destruction. In addition, the Funds will not invest in companies with unacceptable financial ratios. The Funds also do not invest in equity securities of conventional financial service companies such as banks or insurance companies.

•

The Funds seek to invest in socially responsible companies and may use their shareholder positions to influence corporations to engage in socially and environmentally responsible behavior.

•

The Funds securities holdings, other than equity securities, are limited to securities that the Funds' investment adviser determines are compliant with the Funds' ethical investment restrictions.

The Azzad Ethical Mid Cap Fund

Adviser

Azzad Asset Management, Inc.

Portfolio Manager

Mr. Jamal Elbarmil

Investment Objective

The Fund's primary investment objective is to provide its shareholders with long-term total returns that, after expenses, match or exceed the annualized performance of the Standard & Poor’s Midcap 400 Index. The S&P Midcap 400 is an index composed of 400 medium capitalization domestic common stocks. The investment adviser may change the investment objective without the consent of shareholders, but only after 30 days written notice of such change.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in equity securities of mid cap companies.  Mid cap companies are defined as companies with market capitalizations of $500 million to $10 billion at the time of investment.  However, the Fund may invest in equity securities of domestic and international companies of any market capitalization from larger well established companies to smaller, emerging growth companies.

The Fund manager tries to identify companies with strong potential, attractive valuation, growing market share and a sustainable competitive advantage. The Fund invests in a blend of growth and value stocks that have passed Azzad’s ethical screening criteria as specified in this prospectus. The Adviser seeks to add value through active portfolio management based on the use of fundamental, proprietary research. The Fund is a non-diversified fund.

The Fund may also invest in short term income producing investments, such as money market accounts and certificates of deposit, that the adviser determines are compliant with the Fund’s ethical investment restrictions.  Short term investments are securities that have a remaining maturity of 12 months or less, or that have provisions that permit the Fund to require the issuer to repurchase the security within a period of 12 months or less.  Issuers of these short term investments are anticipated to be banks and other financial institutions.

Equity Security Selection Process & Criteria

All mutual funds use some type of screens to filter their investments. Screens are guidelines that define which stocks will be included in a portfolio and which will be excluded. In addition to basic financial screens such as market capitalization, financial solvency, industry and sector diversification, the equity securities considered for investment by the Fund are screened according to their lines of business and a set of financial ratios.

Exclusionary Screens

The screens used by the Fund to select equity securities are intended to reflect those most widely used by ethical and socially responsible investors. However, you may still find that some companies in the Fund's portfolio do not reflect your social, political or environmental standards. The Fund uses its shareholder rights and responsibilities to make its voice heard on issues believed by the Adviser to concern its ethical investors.

The equity security selection process begins by excluding companies that do not meet specific business line and financial requirements. Specifically, the Fund excludes firms whose products or services include:

Alcohol

Tobacco

Meat Related Products

Unethical Entertainment (gambling, pornography, etc.)

Weapons of Mass Destruction

Conventional Financial Services (banks, insurance)

These products and services may be harmful and/or function in ways that are unfair to members of society. They are removed from the “universe” of stocks considered for the Fund. After removing companies with unacceptable primary business activities, the remaining universe is tested by three financial ratio “filters”. The purpose is to remove companies with unacceptable financial ratios. The filters exclude companies if:

•

Total debt divided by trailing 12-month average market capitalization is greater than or equal to 33%. The total debt divided by assets is greater than or equal to 33%. (Note: total debt = short term debt + current portion of long-term debt + long-term debt).

•

Accounts receivables divided by total assets is greater than or equal to 45%. (Note: accounts receivables = current receivables + long-term receivables).

•

Interest income divided by total sales is greater than or equal to 5%.

Companies that pass these screens are included in the Fund’s universe of stocks, from which investments are selected.

Growth and Value Stocks

The Azzad Ethical Mid Cap Fund invests primarily in a blend of growth and value stocks. Growth stocks are generally companies believed to have above average potential for growth in revenue and earnings. These stocks typically have low dividend yields and above-average prices in relation to such measures as earnings and book value. On the other hand, value stocks are generally stocks of companies whose prices typically are below average in comparison with such measures as earnings and book value. These stocks typically pay above-average dividend yields. Growth and value stocks have historically produced similar long-term returns, though each category has periods when it outperforms the other.

Ethical Investment Restrictions

The Fund's ethical investment restrictions do not allow investing in certain businesses, including alcohol, gambling, pork, pornography and weapons of mass destruction, as well as the charging or paying of interest from lending, gains from trades that involve exchanging the same kind of monetary instruments (such as the same type of currency), gains from trading debt and gains from futures contracts.  As a result, there are broad limitations upon the types of securities or other instruments in which the Fund may invest, as well as upon commonly used investment techniques.  Most notably, the Fund will not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, as revenue derived in this manner may be harmful and/or function in ways that are unfair to certain members of society.  Thus, under these restrictions, the Fund may not invest in certain debt instruments, including some types of bonds (such as World Bank bonds and U.S. Treasury bonds), preferred stocks and convertible securities or other instruments that pay interest from lending.  The Fund will, however, be able to invest in instruments that provide a fixed rate of return in transactions that are structured to be compliant with the Fund’s ethical investment restrictions.

Temporary Defensive Positions

During uncertain market, economic, political or other unfavorable conditions, the Fund may adopt a temporary defensive position. Under these circumstances, the Fund may hold up to 100% of its assets in non-interest bearing cash accounts. The Fund will not invest in interest-paying instruments frequently used by other mutual funds for this purpose. During these periods, the Fund may not achieve its investment objective.

Principal Risks

All investments involve risk. As with all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no guarantee that the Fund’s investment objective will be achieved. You may lose money on your investment in the Fund, or the Fund could underperform for any or all of the following reasons:

•

The Stock market goes down. The value of the Fund’s shares and its total return will fluctuate widely and your investment may be worth more or less than your original cost when you redeem your shares. The value of a security tends to fluctuate in response to activities specific to the company, general market, economic, and political conditions. In addition, individual stocks in the Fund may underperform and the Fund’s portfolio management’s practices may not achieve their desired effect.

•

The Fund’s Ethical Investment Objectives will narrow the availability of investment opportunities in which it can invest. It is possible that the restrictions placed on investments may cause the Fund to underperform compared to other funds that do not place such restrictions on their investments.

•

The Fund is non-diversified. The Fund may invest a larger percentage of its assets in fewer companies than a diversified fund. Because the Fund has the ability to take larger positions in a smaller number of issuers, the Fund may be more susceptible to a single negative occurrence impacting an issuer, and may be subject to substantially more market risk and volatility, than a diversified fund.

•

Investment style risk: Each type of stock (large-cap, medium-cap, small cap, etc.) tends to go through cycles of doing better or worse than the stock market in general. Returns from one asset class of stocks may trail returns from other types of stocks the Fund purchases or the overall stock market. In addition, investing in smaller companies involves special risks.  Among other things, the prices of small and medium-sized companies are generally more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.  It is anticipated that some of the portfolio securities of the Fund may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities.  Accordingly, it may be difficult for the Fund to dispose of such securities quickly at prevailing market prices.  Investments in smaller companies are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies.  Smaller companies may have limited product lines, markets or financial resources, or management experience.

•

Manager risk. This refers to the possibility that poor security selection may cause the Fund to underperform other funds with a similar investment objective.

•

Foreign securities risks: The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets.

•

High Portfolio Turnover Risk. The Fund is actively managed and may experience a high rate of portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

If you are not willing to accept the risks associated with investing in the stock market and the Fund, you should not invest in the Fund. The Fund does not constitute a complete or balanced investment program. The Fund may not be appropriate for short term investors and investors needing regular income.

Performance Bar Chart

The bar chart below provides some indication of the risks involved in investing in the Fund. The chart shows how the Fund’s performance has varied from one calendar year to the next and shows how the Fund’s average annual returns compare with those of a broad measure of market performance. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Year-to-date performance as of September 30, 20081:

        -24.27%

Best quarter covered by the chart above (12-31-2004):

       +10.93%

Lowest quarter covered by the chart above (6-30-2002):

       -12.78%

S&P Mid Cap 400 Index2 - Year-to-date performance as of September 30, 2008:              -15.25%

Average Annual Total Returns

The performance table below shows the Fund’s average annual total returns in comparison to those of a broad-based securities market index. It provides some indication of the risks involved in investing in the Fund. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.

The after-tax returns are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period. During periods of loss, a higher after-tax return may result when a capital loss occurs upon redemption. This translates into an assumed tax deduction that benefits the shareholder.

Average Annual Returns as of June 30, 2008	1 Year	5 Years	Since Inception* (November 1, 2000)
The Azzad Ethical Mid Cap Fund
Return Before Taxes	12.37%	11.42%	2.46%
Return After Taxes on Distributions	10.70%	10.44%	1.88%
Return After Taxes on Distributions and Sale of Fund Shares	8.45%	9.49%	1.88%
S&P Mid Cap 400 (reflects no deduction for fees, expenses, or taxes)	7.98%	16.18%	9.98%

1 Total return figures assume reinvested dividends, capital gains distributions, and changes in principal value. These figures do not reflect the taxes a shareholder may be required to pay on distributions or redemptions of Fund shares. The Fund's past performance does not indicate how the Fund will perform in the future.

2 The S&P MidCap 400 Index is an index of 400 domestic mid-cap stocks chosen for market size, liquidity and industry group representation.  The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

* Total return figures assume reinvested dividends, capital gains distributions, and changes in principal value. The Fund’s past performance does not indicate how the Fund will perform in the future. Total return figures reflect no deductions for fees, expenses, or taxes.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)[1]	None
Maximum Deferred Sales Charge (Load) (as a percentage of lower of original purchase price or redemption proceeds)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)[2]	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets):

Management Fees	1.00%
Distribution and Service (12b-1) Fee	0.15%
Other Expenses[3]	1.85%
Total Annual Fund Operating Expenses	3.00%
Fee Waiver and Expense Reimbursement[3]	-1.10%
Total Net Annual Operating Expenses	1.90%

-----------------

1.

Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services.  Please see their materials for details. The Azzad Funds are also offered to investors who participate in the Azzad Ethical Wrap Program, and other separately managed accounts sponsored by the investment adviser, and in employer sponsored retirement plans such as 401(k) and 403(b) plans.

2.

Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by the Fund’s transfer agent and/or custodian. Redemptions from IRA accounts will be charged a $15 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of short-term trading activities. These fees are not used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

3.  The Fund’s investment adviser has agreed to waive all or a portion of its fees or reimburse the Fund for certain operating expenses, to the extent necessary to limit the Fund’s total net annual operating expenses to 1.90% of average daily net assets. This agreement is in effect for a ten-year period beginning July 1, 2007. “Operating expenses,” for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation, and other extraordinary expenses.  Any waiver or reimbursement of operating expenses by the adviser is subject to repayment by the Fund within three fiscal years after such reimbursement or waiver occurred, if the Fund is able to make the repayment without exceeding the 1.90% expense limitation.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year, all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except for reimbursement through August 8, 2012).  Although your actual costs may be higher or lower, based on these assumptions your cost for the Fund would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$193	$824	$1,481	$3,240

This example should not be considered to represent future expenses. Actual expenses may be greater or less than those shown here.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the last five years. Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information for the years ended June 30, 2007 and June 30, 2008 were audited by Sanville & Company, whose report, along with the Fund's financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report.

The financial highlights for the periods ended prior to June 30, 2006 were audited by the Funds’ previous auditors. The annual report is available free, upon request, by calling toll-free 1-888-350-3369.

For a capital share outstanding throughout each period indicated

	For the Years Ended June 30
	2008	2007	2006	2005	2004

Net Asset Value, at Beginning of Year	$ 10.11	$ 9.65	$ 9.30	$ 8.30	$ 7.33

Income From Investment Operations:
Net Investment Loss *	(0.10)	(0.15)	(0.16)	(0.14)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.21)	1.09	1.18	1.14	1.00
Total from Investment Operations	(0.31)	0.94	1.02	1.00	0.97

Distributions:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Realized Gains	(0.55)	(0.48)	(0.67)	0.00	0.00
Total from Distributions	(0.55)	(0.48)	(0.67)	0.00	0.00

Net Asset Value, at End of Year	$ 9.25	$ 10.11	$ 9.65	$ 9.30	$ 8.30

Total Return **	(3.42)%	10.21%	11.04%	12.05%	13.23%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,522	$ 3,154	$ 3,165	$ 2,255	$ 1,167
Before Waivers
Ratio of Expenses to Average Net Assets	3.00%	2.45%	2.41%	5.22%	6.69%
Ratio of Net Investment Loss to Average Net Assets	(2.18)%	(1.78)%	(1.81)%	(4.63)%	(5.28)%
After Waivers
Ratio of Expenses to Average Net Assets	1.90%	2.25%	2.25%	2.25%	2.20%
Ratio of Net Investment Loss to Average Net Assets	(1.07)%	(1.58)%	(1.65)%	(1.65)%	(0.79)%
Portfolio Turnover	337.01%	535.74%	147.73%	144.86%	185.48%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

The Azzad Ethical Income Fund

Adviser

Azzad Asset Management, Inc.

Portfolio Manager

Mr. Jamal Elbarmil

Investment Objective

As a primary investment objective, the Fund seeks to provide current income, and as a secondary objective, the Fund seeks appreciation of capital consistent with ethical principles. The investment objective is a fundamental policy and cannot be changed without the approval of a majority of the Fund’s outstanding shares.

Principal Investment Strategies

The Fund invests primarily in equity securities. Investment decisions are made in accordance with its ethical principles as determined by the Fund’s adviser. The Fund will ordinarily invest at least 80% of its assets in dividend paying companies.  The Fund will not change this policy unless the Fund's shareholders are provided with at least 60 days' prior written notice. In selecting securities, the Fund’s portfolio manager looks for companies that have a history of consistent dividends and earnings. The Fund will invest primarily in the common stocks of large-capitalization companies, but may invest up to 25% of its assets in the common stocks of mid or small capitalization companies (mid capitalization companies are companies with a market capitalization of $500 million to $10 billion,  small capitalization companies are companies with a market capitalization of less than $1 billion).

The Fund is diversified, and with respect to 75% of its total assets, it does not invest more than 5% of total assets in the securities of any one issuer. In addition, the Fund will not invest more than 25% of its assets in any particular industry.

Although not a primary investment strategy, the Fund may invest without limitation in stocks of foreign companies which are U.S. dollar denominated and traded on a domestic national securities exchange, including American Depositary Receipts (“ADRs”).

The Fund may also invest in short term income producing investments, such as money market accounts and certificates of deposit, that the adviser determines are compliant with the Fund’s ethical investment restrictions.  Short term investments are securities that have a remaining maturity of 12 months or less, or that have provisions that permit the Fund to require the issuer to repurchase the security within a period of 12 months or less.  Issuers of these short term investments are anticipated to be banks and other financial institutions.

Equity Security Selection Process and Criteria

All mutual funds use some type of screens to filter their investments. Screens are guidelines that define which stocks will be included in a portfolio and which will be excluded. In addition to basic financial screens such as market capitalization, financial solvency, industry and sector diversification, the equity securities considered for investment by the Fund are screened according to their lines of business and a set of financial ratios.

Exclusionary Screens

The screens used by the Fund to select equity securities are intended to reflect those most widely used by ethical and socially responsible investors. However, you may still find that some companies in the Fund's portfolio do not reflect your social, political or environmental standards. The Fund may use its shareholder rights and responsibilities to make its voice heard on issues that the Adviser believes may be of concern its ethical investors.

The equity security selection process begins by excluding those firms that do not meet specific business line and financial requirements. Specifically, the Fund excludes firms whose products or services include:

Alcohol

Tobacco

Meat Related Products

Unethical Entertainment (gambling, pornography, etc.)

Weapons of Mass Destruction

Conventional Financial Services (banks, insurance)

These products and services may be harmful and/or function in ways that are unfair to members of society. They are removed from the “universe” of stocks considered for investment in the Fund. After removing companies with unacceptable primary business activities, the remaining universe is tested by three financial ratio “filters”. The purpose is to remove companies with unacceptable financial ratios.

The filters exclude companies if:

•

Total debt divided by trailing 12-month average market capitalization is greater than or equal to 33%. The total debt divided by assets is greater than or equal to 33%. (Note: total debt = short term debt + current portion of long-term debt + long-term debt).

•

Accounts receivables divided by total assets is greater than or equal to 45%. (Note: accounts receivables = current receivables + long-term receivables).

•

Interest income divided by total sales is greater than or equal to 5%.

Companies that pass these screens are included in the Fund’s universe of securities, from which investments are selected.

 Ethical Investment Restrictions

The Fund's ethical investment restrictions do not allow investing in certain businesses, including alcohol, gambling, pork, pornography and weapons of mass destruction, as well as the charging or paying of interest from lending, gains from trades that involve exchanging the same kind of monetary instruments (such as the same type of currency), gains from trading debt and gains from futures contracts.  As a result, there are broad limitations upon the types of securities or other instruments in which the Fund may invest, as well as upon commonly used investment techniques.  Most notably, the Fund will not invest in securities or other instruments that derive revenue from the receipt of interest from lending arrangements, as revenue derived in this manner may be harmful and/or function in ways that are unfair to certain members of society.  Thus, under these restrictions, the Fund may not invest in certain debt instruments, including some types of bonds (such as World Bank bonds and U.S. Treasury bonds), preferred stocks and convertible securities or other instruments that pay interest from lending.  The Fund will, however, be able to invest in instruments that provide a fixed rate of return in transactions that are structured to be compliant with the Fund’s ethical investment restrictions.

Temporary Defensive Positions

During uncertain market, economic, political or other unfavorable conditions, the Fund may adopt a temporary defensive position. Under these circumstances, the Fund may hold up to 100% of its assets in non-interest bearing cash accounts. The Fund will not invest in interest-paying instruments frequently used by other mutual funds for this purpose. During these periods, the Fund may not achieve its investment objective.

Principal Risks

All investments involve risk. As with all mutual funds, an investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no guarantee that the Fund’s investment objective will be achieved. You may lose money on your investment in the Fund, or the Fund could under perform for any or all of the following reasons:

•

The Stock market goes down. The value of the Fund’s shares and its total return will fluctuate widely and your investment may be worth more or less than your original cost when you redeem your shares. The value of a security tends to fluctuate in response to activities specific to the company, general market, economic, and political conditions. In addition, individual stocks in the Fund may under perform and the Fund’s portfolio management’s practices may not achieve their desired affect.

•

The Fund’s Ethical Investment Objectives will narrow the availability of investment opportunities in which it can invest.  It is possible that the restrictions placed on investments may cause the Fund to underperform compared to other funds that do not place such restrictions on their investments ..

•

Foreign securities risks: The risks of investing in foreign securities can increase the potential for losses in a fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets.

•

Investment style risk: Each type of stock (large-cap, medium-cap, small cap, etc.) tends to go through cycles of doing better or worse than the stock market in general. Returns from one asset class of stocks may trail returns from other types of stocks the Fund purchases or the overall stock market. In addition, investing in smaller companies involves special risks.  Among other things, the prices of small and medium-sized companies are generally more volatile than those of larger companies; the securities of smaller companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.  It is anticipated that some of the portfolio securities of the Fund may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities.  Accordingly, it may be difficult for the Fund to dispose of such securities quickly at prevailing market prices.

Investments in smaller companies are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies.  Smaller companies may have limited product lines, markets or financial resources, or management experience.

•

High Portfolio Turnover Risk. The Fund is actively managed and may experience a high rate of portfolio turnover. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

If you are not willing to accept the risks associated with investing in the stock market and the Fund in particular, you should not invest in the Azzad Funds.  The Fund does not constitute a complete investment program.

Performance Bar Chart

The bar chart below provides some indication of the risks involved in investing in the Fund. The chart shows how the Fund’s performance has varied from one calendar year to the next. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Year-to-date performance as of September 30, 20081:

-24.57%

Best quarter covered by the chart above (12/31/2003):

 +8.44%

Lowest quarter covered by the chart above (9/30/2000):

-25.50%

S&P 500 Index - Year-to-date performance as of September 30, 20082:                       -20.25%

Average Annual Total Returns

The performance table below shows the Fund’s average annual total returns in comparison to those of a broad-based securities market index. It provides some indication of the risks involved in investing in the Fund. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown.

The after-tax returns are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period. During periods of loss, a higher after-tax return may result when a capital loss occurs upon redemption. This translates into an assumed tax deduction that benefits the shareholder.

Average Annual Returns as of June 30, 2008	1 Year	5 Years	Since Inception* (July 11, 2000)
The Azzad Ethical Income Fund*
Return Before Taxes	9.63%	9.14%	-5.70%
Return After Taxes on Distributions	8.26%	8.62%	-6.01%
Return After Taxes on Distributions and Sale of Fund Shares	6.48%	7.75%	-4.81%
S&P 500 (reflects no deduction for fees, expenses or taxes)	5.50%	12.82%	1.86%

* Total return figures assume reinvested dividends, capital gains distributions, and changes in principal value. The Fund’s past performance does not indicate how the Fund will perform in the future. Total return figures reflect no deductions for fees, expenses, or taxes.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)[1]	None
Maximum Deferred Sales Charge (Load) (as a percentage of lower of original purchase price or redemption proceeds)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)[2]	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets):

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.15%
Other Expenses	1.07%
Total Fund Operating Expenses	2.22%
Fee Waiver and Expense Reimbursement[3]	-0.32%
Total Net Annual Operating Expenses	1.90%

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1.

Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services.  Please see their materials for details.

2.

Although no sales loads or transaction fees are charged, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by the Fund’s transfer agent. Redemptions from IRA accounts will be charged a $15 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of short-term trading activities. These fees are not used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

3.  The Fund’s investment adviser has agreed to waive all or a portion of its fees or reimburse the Fund for certain operating expenses, to the extent necessary to limit the Fund’s total annual operating expenses to 1.90% of average daily net assets. This agreement is in effect for a ten-year period beginning July 1, 2007. “Operating expenses,” for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation, and other extraordinary expenses.  Any waiver or reimbursement of operating expenses by the adviser is subject to repayment by the Fund within three fiscal years after such reimbursement or waiver occurred, if the Fund is able to make the repayment without exceeding the 1.90% expense limitation.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This hypothetical example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year, all dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except for reimbursement through August 8, 2012).  Although your actual costs may be higher or lower, based on these assumptions your cost for the Fund would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$193	$653	$1,140	$2,482

This example should not be considered to represent future expenses. Actual expenses may be greater or less than those shown here.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information for the years ended June 30, 2007 and June 30, 2008 have been audited by Sanville & Company, whose report, along with the Fund's financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report.

The financial highlights for the periods ended prior to June 30, 2006 were audited by the funds’ previous auditors. The annual report is available upon request by calling toll-free 1-888-350-3369.

For a capital share outstanding throughout each period indicated

	For the Years Ended June 30,
	2008	2007	2006	2005	2004

Net Asset Value, at Beginning of Year	$ 5.82	$ 5.31	$ 5.31	$ 5.07	$ 4.51

Income From Investment Operations:
Net investment income (loss) *	0.04	(0.04)	(0.06)	(0.05)	(0.05)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.33)	0.75	0.23	0.29	0.61
Total from Investment Operations	(0.29)	0.71	0.17	0.24	0.56

Distributions:
Net Investment Income	(0.02)	0.00	0.00	0.00	0.00
Realized Gains	(0.23)	(0.20)	(0.17)	0.00	0.00
Total from Distributions	(0.25)	(0.20)	(0.17)	0.00	0.00

Net Asset Value, at End of Year	$ 5.28	$ 5.82	$ 5.31	$ 5.31	$ 5.07

Total Return **	(5.36)%	13.54%	3.18%	4.73%	12.42%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 6,389	$ 6,345	$ 2,126	$ 1,495	$ 1,203
Before Waivers
Ratio of Expenses to Average Net Assets	2.17%	2.38%	3.04%	6.14%	4.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	(0.84)%	(1.89)%	(4.91)%	(3.17)%
After Waivers
Ratio of Expenses to Average Net Assets	1.90%	2.25%	2.25%	2.25%	2.22%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.69%	(0.71)%	(1.10)%	(1.02)%	(1.10)%
Portfolio Turnover	370.82%	719.22%	145.55%	122.47%	156.29%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

More About the Funds

Shareholder Advocacy

Large corporations today have revenues that far exceed the incomes of most developing nations, or even whole continents. In their primary quest to make more money for their shareholders, they can become detached from their local communities and from human responsibilities.

It is our duty to compel these corporations to act more responsibly. Therefore, we take our shareholder responsibilities seriously. We view the right to vote proxies for our Funds’ holdings as a valuable asset of the funds.

A complete list of our proxy voting guidelines and voting record on the Funds’ holdings is available, free of charge, upon written request to: Azzad Funds Attention: Proxy Records 3141 Fairview Park Drive, Suite 460 Falls Church, VA 22042. These Guidelines summarize the Funds’ positions on various issues of concern to ethical investors. They give general indication as to how the adviser, Azzad Asset Management, Inc. will vote Fund shares on each issue listed. Because we have a fiduciary duty to our shareholders to examine each resolution offered and the context in which it applies, we vote proxies after considering the Funds’ investment objectives and ethical goals. Therefore, there may be instances in which votes differ from the guidelines stated.

Because it is impossible to predict all potential voting issues, the listing is not exhaustive. The adviser will vote on issues that arise but are not addressed in the guidelines in accordance with the Funds’ investment objectives and ethical goals. In addition, some issues such as redlining and predatory lending that largely concern banks and insurance companies are not included because the Funds do not invest in their stocks.

The guidelines are subject to change without notice.

Banks, financial services, insurance companies

The Azzad Funds do not invest in equity securities of banks, financial services companies or insurance companies because more often than not, such companies maintain or own portfolios that are not screened for relationships with tobacco, weapons of mass destruction, alcohol, and/or the other ethical screens that Azzad uses. These companies often do a high percentage of their business with what Azzad considers to be unethical businesses.

Management

Board of Trustees

The business of the Funds is managed under the direction of the Board of Trustees (the "Board") of the Company. The Board formulates the general policies of the Funds and meets periodically to review their performance, monitor investment activities and practices, and discuss other matters affecting the Funds. The Board ensures that the Funds’ policies, procedures and general business practices are conducted in strict conformity to their ethical principles.

The Adviser

Azzad Asset Management, Inc. (the “Adviser”), 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia 22042, serves as investment adviser to the Azzad Funds. The Adviser is a privately held corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, with the U.S. Securities and Exchange Commission. The Adviser was incorporated in the State of Delaware on June 9, 2000. The company was initially formed as Zad Asset Management, LLC in the State of Virginia on August 4, 1997 and was converted into a corporation under Delaware law in June 2000 under the current name.

The Adviser currently serves under an investment advisory agreement dated August 8, 2002.  Under the terms of the advisory agreement, the Adviser is responsible for formulating the Funds’ investment programs and for making day-to-day investment decisions and engaging in portfolio transactions.  The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Funds’ operations. For the fiscal year ended June 30, 2008, the Adviser received $33,645 from the Azzad Ethical Mid Cap Fund and $65,338        from the Azzad Ethical Income Fund for its advisory services.

A discussion regarding the basis for the Board of Trustees’ (the “Board”) approval of the Funds’ investment advisory agreement with the Adviser is available in the Annual Report for the most recent period ended June 30, 2008.

The Adviser currently manages investments for clients other than the Funds, and may continue to do so in the future.

Portfolio Manager

Mr. Jamal Elbarmil serves as the Vice President of Azzad Asset Management and as portfolio manager for the Azzad Funds. He is responsible for the day to day management of the Azzad Funds’ portfolios aided by a team of equity analysts. He holds a Masters Degree in Information Systems from the American University in Washington DC and he is a PhD candidate at George Mason University in Virginia. Mr. Elbarmil has supervised the management of the Azzad Funds since their inception as well as the adviser's separately managed program. He also reviews the Funds’ holdings and performance to ensure compliance with each fund’s respective strategy. Prior to joining Azzad, Mr. Elbarmil was Vice President of Technology for Information Policy & Administration, Inc. in Virginia where he supervised the development of software systems. Mr. Elbarmil has over 8 years investment experience. Prior to November 1, 2008, Mr. Omar Bassal served as portfolio manager for the Azzad Funds under Mr. Elbarmil’s supervision.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Azzad Funds.

Distribution Plan

Each Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay the distributor a fee for the sale and distribution of the Fund’s shares and services it provides to shareholders. The maximum amount of the fee authorized is 0.15% of the Fund’s average daily net assets annually. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges. Fees paid under the Plan may not be waived for individual shareholders.

In addition to paying fees under the Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, for various shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net return to investors who invest through shareholder servicing agents and broker-dealers may be less than by investing in the Funds directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

Custodian, Transfer & Dividend Disbursing Agents

Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, serves as custodian for the Funds’ cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. The Custodian does maintain certain financial and accounting books and records pursuant to an agreement with the Funds.

Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, serves as the transfer agent and dividend-disbursing agent for the Funds and in that capacity maintains certain books and records for the Funds.

Shareholder inquiries relating to a shareholder account should be directed by writing to Azzad Funds c/o Mutual Shareholder Services 8000 Town Centre Drive, Suite 400 Broadview Heights, OH, 44147 or by telephoning Azzad Funds (toll-free) at (888) 350-3369, Monday through Friday (except holidays), between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time.

Organization

The Azzad Ethical Income Fund and the Azzad Ethical Mid Cap Fund are series of the Azzad Funds, a Massachusetts business trust that is registered with the SEC as an open-end, management investment company. It is not intended that meetings of the Funds’ shareholders be held except when required by Federal or Massachusetts state law. All shareholders of the Funds are entitled to vote at shareholders’ meetings. From time to time, large shareholders may control the Funds.

How Your Share Price (NAV) is Determined

The value of a single share of each Fund is known as its "net asset value" per share or "NAV." The net asset value per share or “NAV” for each Fund is determined by taking the market value of all securities owned by such Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

Net Asset Value (NAV)= Total Assets--Total Liabilities

                                          Number of Shares Outstanding

The Funds’ securities are valued primarily on the basis of market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the adviser believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The Funds compute their daily NAV using market prices as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time). The Funds’ shares are not priced on the days when the NYSE trading is closed. The Funds’ NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Your order (redemption or purchase) will be priced at the next NAV calculated after such Fund receives your order.

If a security or securities that the Fund owns are traded when the NYSE is closed (for example, on a foreign exchange or in an after-hours market) the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.  In addition, a Fund may not make any purchases or sales of securities on some days when the Fund is open for business.

Shareholder Guide

How to Purchase Shares

Shares of each Fund are offered for sale on a continuous basis at the NAV.

▪

The minimum initial investment for each Fund is $1,000 or $50 for shareholders enrolled in the automatic investment plan. There is no minimum purchase required for investments made through FundServ and other financial institutions.

▪

The minimum subsequent investment is $50; there is no minimum subsequent purchase for investments made through Fund Serve and other such transactions.

▪

The minimum initial investment for retirement and college savings plans is $500 or $50 for shareholders enrolled in the automatic investment plan. There is no minimum purchase and no minimum subsequent purchase when made through FundServ and other financial institutions.

The price for Fund shares is the Fund's net asset value per share ("NAV").

BY MAIL: You may purchase shares of the Funds by completing and signing an Account Application form enclosed with this Prospectus and mailing it, together with your check made payable to the Azzad Funds and a copy of your driver’s license (for identification verification purposes), to the address listed below:

Azzad Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address set forth above.  Third party checks will not be accepted, and the Funds reserve the right to refuse to accept other checks. Bounced checks or checks in which funds cannot be collected will be charged a $30 fee.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your Application, as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you should supply your full name, birth date, social security number and permanent street address. The Funds reserve the right to close the account if clarifying information/documentation is not received within 5 business days.

BY TELEPHONE: Once your account is open, you may make subsequent investments by telephone by calling toll free (888) 350-3369. Payment for shares purchased by telephone is due within three business days after the date of the transaction. Investments by telephone are not available in the Fund retirement account administered by the Fund’s transfer agent or its agents.

If your telephone order to purchase shares is canceled due to nonpayment (whether or not your check has been processed by the Funds), you will be responsible for any loss incurred by the Fund because of such cancellation.

BY WIRE:  You may make your initial or subsequent investments in the applicable Fund by wire transfer. To enable timely processing and transaction analysis, investors wiring funds must first notify Azzad of the investment.

Routing Number 044000024

Huntington National Bank

Columbus, OH 43219

TRUST DEPARTMENT

Attn: Tim Easton/ Woody Hall

Account# 01891662889

FFC:  Azzad Ethical Income Fund, #1041040381

Azzad Ethical Mid Cap Fund, #1041040372

To assure proper receipt, please be sure your bank included the applicable Fund name and the account number that has been assigned to you. If you are opening a new account, please complete the Account Application form and mail it to the address indicated in "By Mail" above after completing your wire arrangement.

Wire purchases are completed when wired payment is received and the Fund accepts the purchase.  The Funds and its agents are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.  Note: federal funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

There are no wire fees charged by the Funds for purchases of $1,000 or more. A wire fee of up to $20 will be charged by the Funds on wire purchases of less than $1,000. Your bank also may charge wire fees for this service.

BY AUTOMATIC INVESTMENT PLAN:  You may make your initial investment in the Funds by completing the automatic investment plan form authorizing the Azzad Funds to draw on your bank account. The minimum initial investment required is $50 for each Fund.  See page 24 of prospectus for additional information on automatic investment plans.

You may also make subsequent investments automatically for as little as $50 a month, beginning within thirty (30) days after your account is opened. Ask your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment at any time by written instruction received by the Funds at least fifteen business days before the change is to become effective. Dates available for AIPs, are the 10th and 20th of each month (or the nearest business day thereafter). A fee of $30 will be charged for returned ACH payments.

Additional Information About Purchases

All purchases of shares are subject to acceptance by the Funds and are not binding until accepted. The Funds reserve the right to reject any application or investment. Orders are priced as of the close of trading on the NYSE, usually as of 4:00 p.m., Eastern Time, Monday through Friday, exclusive of days when the NYSE is closed.

Fees and charges associated with purchasing shares of the Funds are set forth in this Prospectus ..  However, investors may purchase and sell shares through registered broker-dealers who may charge additional fees for their services.

If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Funds will charge $30 and you will be responsible for any loss incurred by the Funds with respect to canceling the purchase. To recover any such loss or charge, the Funds reserve the right, without further notice, to redeem shares already owned by any purchaser (in such Fund) whose order is canceled and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

Investments paid for by checks drawn on foreign banks may be deferred until such checks have cleared the normal collection process.  In such instances, your investment will be priced at the NAV next determined after receipt of the check, and any amounts charged to the Funds for collection procedures will be deducted from the amount invested.

In addition, you will be required to provide information such as your birth date, social security number, address and other relevant information to help us verify your identity. For most accounts, you will be required to submit a photocopy of your driver’s license or other picture identification. If you do not provide this information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account. We also reserve the right to close your account for other lawful reasons including but not limited to: reasonable suspicion of money laundering, fraud, terrorism or other illegal activity in connection with the account.

How to Sell Your Shares

You may request to sell all or a portion of your shares at any time at the NAV per share next determined after the Transfer Agent receives your redemption request in proper form.

If your redemption request is received prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern time), your redemption will be priced the same day. Any redemption request received after that time will be priced the next business day.

BY MAIL: Your request must include:

     a) Original signatures of each registered owner exactly as the shares are registered;

     b) The Fund name and the account number;

     c) The number of shares or dollar amount to be sold; and

     d) Any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities.

Send your written request for redemption to:

Azzad Funds

c/o Mutual Shareholder Services, LLC

8000 Town Centre Dr. Suite 400

Broadview Heights, OH 44141-1939

BY TELEPHONE:  Redemptions by telephone can be made by calling 1-888-350-3369. If you do not wish to allow telephone redemptions by any person on the account, you should decline that option on the account application.

This feature can only be used on non-institutional accounts if:

a) The redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account;

     b) There has been no change of address of record on the account within the preceding 30 days;

     c) The person requesting the redemption can provide proper identification; and

     d) The proceeds of the redemption do not exceed $15,000.

In connection with telephone redemptions, neither the Funds nor the transfer agent will be responsible for acting upon any instructions reasonably believed by them to be genuine.  The Funds and/or the transfer agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmations, and tape recording conversations); and if the Funds or the transfer agent do not employ reasonable procedures, they  may be liable for losses due to unauthorized or fraudulent transactions. Shareholders should be aware that they may experience difficulty effecting telephone redemptions during times of a market downturn or other emergency.

SPECIAL REDEMPTION ARRANGEMENTS

Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions.  For further information call the Funds at 1-888-350-3369.

SIGNATURE GUARANTEE

Redemptions in excess of $50,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when proceeds are to be mailed to an address other than the registered address of record.  A signature guarantee verifies the authenticity of your signature and the guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in a STAMP program (a Securities Transfer Agents Medallion Program). You may call the Fund at 1-888-350-3369 to determine whether the guarantor is eligible.

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

BY MAIL: If your redemption check is mailed, it is usually mailed within 48 hours of receipt of the redemption request in proper form; however, the Funds have up to seven days to mail your redemption proceeds.  If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to 15 days from the purchase date. You may avoid this requirement by investing by bank wire (federal funds). Please notify the Funds promptly in writing of any change of address.

BY WIRE: You may authorize the Funds to transmit redemption proceeds by wire provided you send written instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following receipt of a redemption request in proper form.  However, the Funds may hold redemption proceeds for up to seven days.  If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to 15 days from the purchase date. A wire fee of up to $20 will be charged by such Fund, which is deducted from your redemption proceeds.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     (1)  The redemption price may be more or less than your cost to purchase the shares, depending on the net asset value of such Fund's portfolio next determined after your request is received.

     (2) A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS FormW4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax. IRA distributions must be accompanied by an Azzad Funds distribution application.

     (3)  The Fund may redeem existing accounts and refuse a potential account the privilege of having an account in the Fund if the Fund reasonably determines that the failure to do so would have a material adverse consequence to the Fund and its shareholders.

(4)

Excessive short term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Fund may refuse investments from shareholders who engage in short term trading.

MARKET TIMING

The Azzad Funds are intended for long-term investors and do not accommodate frequent transactions. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the funds. These steps may include, among other things, monitoring trading activity, and imposing redemption fees under procedures adopted by the Funds’ Board. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise its judgment in implementing these tools to the best of their abilities in a manner that it believes is consistent with shareholder interests. Except as noted in the Prospectus, the Funds apply all restrictions uniformly in all applicable cases.

To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order or exchange request, in whole or in part, for any reason and without prior notice. The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect each Funds’ performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is severely limited because the Funds do not generally have access to the underlying shareholder account information.  The Funds will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Funds’ ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.  However, the Funds have entered into agreements with financial intermediaries that require the intermediary to provide individual shareholder information for shareholders holding shares in omnibus accounts.

MANDATORY REDEMPTIONS

In order to reduce expenses, the Funds may redeem all of the shares in any shareholder account, other than an active automatic investment plan, UGMA/UTMA and retirement plan account, if, for a period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market action. If a Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice.  No account-closing fee will be charged to investors whose accounts are closed under the mandatory redemption provision.

How to Exchange Your Shares

As an Azzad shareholder, you may exchange your shares of any Fund for shares of any other Azzad Fund, subject to the minimum investment requirement of such Fund. The exchange is treated as a redemption and purchase for tax purposes and any gain on such transaction may be subject to federal income tax. You may request the exchange by contacting the Funds at the phone number or address provided in the "By Telephone" and "By Mail" sections above.

It is your responsibility to obtain and read a prospectus of the Fund you are exchanging your shares for before you make an exchange. In addition:

•

You may make up to two exchanges out of each Fund during a calendar year.  This limit helps keep each Fund's net asset base stable and reduces the Funds' administrative expenses.

•

If you exchange shares into or out of a Fund, the exchange is made using the net asset value per share of each Fund next determined after the exchange request is received.

•

In times of extreme economic or market conditions, exchanging shares by telephone may be difficult.  To receive the NAV as of the date of your exchange,  your exchange request must be received before that day's close of the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

•

Each exchange represents the sale of shares from one Fund and the purchase of shares in another, which may produce a gain or a loss for federal income tax purposes.

No exchange will be accepted unless the registration of the two accounts is identical.  Neither the Azzad Funds nor the Funds' transfer agent are liable for following exchange instructions communicated by telephone that they reasonably believe to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, the Funds’ transfer agent may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

Taxation of the Funds

Your investment will have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. Although it is not an investment objective, the Funds’ Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for the Funds’ shareholders.

TAXES ON DISTRIBUTIONS. The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code so that they will not be liable for Federal income tax. Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

The Funds will mail reports to you containing information about the Funds’ distributions during the year after December 31 of each year (by January 31st). Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

TAXES ON REDEMPTIONS OF SHARES. The sale of Fund shares is a taxable transaction for Federal income tax purposes. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statement so that you or your tax professional will be able to determine whether a sale will result in a taxable gain or loss.

"BUYING A DIVIDEND" All distributions reduce the net asset value of the Fund's shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of the Fund shortly before a distribution. If you do, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

TAX WITHHOLDING. The Funds may be required to withhold U.S. federal income tax from all taxable distributions and from proceeds from certain sales payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

DISTRIBUTIONS

As a shareholder, you are entitled to your share of the Funds’ net income and capital gains on its investments. The Funds pass substantially all of their earnings along to their investors as distributions.  When the Funds earn dividends from stocks and distributes these earnings to shareholders, it is called a dividend distribution. The Funds realize capital gains when they sell securities for a higher price than they paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

LONG-TERM VS. SHORT-TERM CAPITAL GAINS:

▪

Long-term capital gains are realized on securities held by the Fund for more than one year and are part of your capital gain distribution.

▪

Short-term capital gains are realized on securities held by the Fund for less then one year and are part of your dividend distributions.

The Funds distribute dividends and capital gains, if any, annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

Shareholder Services

Online Account Access

For your convenience, you may access your account online 24 hours a day/ 7 days a week to review your account balances or histories. Simply go to the Azzad website at www.azzad.net , and use your investor number (located on your account statement) to access your Azzad Funds account. To obtain additional information about accessing your account online, including your password call toll free (888) 350-3369.

Automatic Investment Plan

Automatic investment plans are available for your convenience to purchase shares at specified intervals (10th or 20th of each month) without having to manually initiate each transaction. Automatic investment plans allow you to purchase Fund shares by having specified amounts automatically deducted from your bank account and invested in a Fund on a monthly basis. To establish this service for your account, you may contact Azzad toll free at (888) 350-3369 between the hours of 9:00 A.M. and 5:00 P.M., Eastern Time, or visit the Azzad website at www.azzad.net . This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Funds, there may be periodic delays in posting the funds to your account.

Dollar cost averaging. By participating in an automatic investment plan with the Funds, you will be practicing dollar cost averaging. Dollar-cost averaging is an investment strategy design to avoid the pitfalls of market timing by investing equal amounts of money at regular intervals (monthly, quarterly, so on) over a long period of time. The advantage of dollar cost averaging is that an investor buys more shares at lower prices, and fewer shares at higher prices. As a result, an investor ends up paying an average price per share over a period of time. The important key is to stick with dollar cost averaging through periods of rising and falling markets. Of course, no strategy can guarantee a profit, or protect your investment from losses.

Shareholder Reports

You will receive semi-annual and annual reports by mail. Independent accountants audit the financial statements appearing in annual reports. You will also receive quarterly statements by mail. If your address changes, it is your responsibility to contact Azzad with your address information.

To keep the Funds’ costs as low as possible and to conserve paper usage, where practical, we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, please notify our Shareholder Services at (888) 350-3369.

Reporting to Third Party Information Providers

The Azzad Funds provide various third party information providers such as Morningstar, Lipper, and others with fund information. These information providers may receive Fund information such as a fund’s holdings and NAV (Net Asset Value) and other fund information, in advance of Shareholders. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semi-Annual Report to Fund shareholders, and in the quarterly holdings report on Form N-Q. The Annual and Semi-Annual Reports are available by contact the Funds’ transfer agent, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 or calling (888) 350-3369. The Fund’s top 10 holdings as of the calendar quarter-end are most typically posted on the Funds’ website at www.azzad.net .

Account Types

You may invest in the Funds through the following types of accounts (their respective applications can be downloaded online at www.azzad.net, for a hard copy call the adviser at (888) 862-9923. You may also invest through a Wrap Account sponsored by Azzad:

INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS (regular mutual fund accounts)

Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

RETIREMENT ACCOUNTS

The Fund offers various tax-deferred retirement plans and accounts, including Traditional IRAs, Roth IRAs, Rollover IRAs, SEP (Simplified Employee Pension) IRAs, SIMPLE IRAs and Keogh accounts. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your legal or tax adviser. For an application and information regarding fees and other details, call (888) 862-9923

UNIFORM GIFT OR TRANSFER TO MINOR ACCOUNTS (UGMA, UTMA)

Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give money to a child and obtain tax benefits. To open a UGMA or UTMA account, you must include the minor's social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

COVERDELL EDUCATION SAVINGS ACCOUNTS (formerly EDUCATION IRA)

You may establish a tax-deferred education savings account on behalf of any child with a Social Security Number to help save for his/her education. Account redemptions may be used for qualified primary, secondary, post secondary or higher education expenses. For an application and information regarding fees and other details, call (888) 862-9923.

FOR AN ORGANIZATION

You may open an account for a trust, corporation, partnership, endowment, foundation, or other entity. For corporations, a corporate resolution signed by an authorized person with a signature guarantee is required. For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners is required. An authorized officer of the corporation or other legal entity must sign the application.

For trust accounts, the trust must be established before you can open the account. You must include the name of each trustee, the name of the trust and provide a certification for trust, or the pages from the trust document that identify the trustees.

PRIVACY POLICY NOTICE

The Azzad Funds Commitment to Protecting Your Privacy

PLEASE READ AND RETAIN FOR YOUR RECORDS

The following is a description of the Azzad Funds’ (“the Funds”) policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources.  In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Funds Collect.  The Funds collect the following nonpublic personal information about you:

•

Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds’ custodian and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Additional Information

INVESTMENT ADVISER

AZZAD ASSET MANAGEMENT, INC.

3141 FAIRVIEW PARK DRIVE SUITE 460

FALLS CHURCH, VIRGINIA 22042

TEL: 703-207-7005

FAX: 703-562-0812

WEB www.azzad.net

Email info@azzad.net

REGISTERED INDEPENDENT PUBLIC

SANVILLE & COMPANY

ACCOUNTING FIRM

1514 OLD YORK ROAD

ABINGTON, PA 19001

TRANSFER AGENT AND

MUTUAL SHAREHOLDER SERVICES, LLC

FUND ACCOUNTANT

8000 TOWN CENTRE DR.

SUITE 400

BROADVIEW HEIGHTS, OH 44147

TEL: (888) 350-3369

CUSTODIAN

HUNTINGTON NATIONAL BANK

7 EASTON OVAL

COLUMBUS, OH 43219

LEGAL COUNSEL

THOMPSON HINE LLP

312 WALNUT STREET

CINCINNATI, OH 45202

Additional information about the Funds has been filed with the Securities and Exchange Commission (the “SEC”) in a Statement of Additional Information, and in the Funds’ annual and semi-annual reports to shareholders. The Funds’ Statement of Additional Information contains more detailed information about each Fund and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it. The Funds’ annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

These documents (and other information about the funds) are available free of charge upon request to Mutual Shareholder Services, LLC 8000 Town Centre Drive. Suite 400 Broadview Hts, OH 44147 Tel: 888-350-3369 or 1-440-922-0066.  The Funds’ SAI, annual and semi-annual reports and other information can also be obtained by E-mail request to: info@azzad.net. You can also review the Funds’ reports, SAI, and other reports and information by visiting the Public Reference Room of the Securities and Exchange Commission (“SEC”) at 100 F. Street NE, Washington, DC 20549. Please call 202-551-8090 to learn the Public Reference Room's business hours. You may request copies of the Funds’ reports and SAI, for a fee, by writing to the Public Reference Room at this address, or by e-mailing your request to PUBLICINFO@SEC.GOV. You may also download a free, text-only version from the SEC's Internet website at www.sec.gov.

Investment Company Act File Number: 811-08021

AZZAD®

THE AZZAD FUNDS

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2008

The Azzad Ethical Income Fund

The Azzad Ethical Mid Cap Fund

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the prospectus for the Funds dated November 1, 2008, as it may be supplemented.  Copies of the Prospectus may be obtained by calling toll free 1-888-350-3369. Audited financial statements, which are contained in the Funds’ Annual Report, are incorporated by reference into this SAI. The Annual Report can be obtained, without charge, by calling the Funds’ transfer agent toll free at 1-888-350-3369.

TABLE OF CONTENTS

Investment Objectives, Policies and Restrictions	2
Trustees and Executive Officers	4
Investment Advisory and Other Services	5
Portfolio Management	6
Control Persons and Principal Shareholders	6
Code of Ethics	6
Administrator	6
Transfer Agent	7
Custodian	7
Shareholder Servicing and Distribution Plan	7
Other Expenses	7
Brokerage Allocation and Soft Dollars	7
Taxation	9
Purchase of Shares	9
Dividends and Distributions	9
Net Asset Value	9
Redemption of Shares	10
Registered Independent Public Accounting Firm	10
Other Information	10
Organization	10
Financial Statement	11
Proxy Voting Procedures	11
Disclosure of Portfolio Holdings	11
Anti-Money Laundering Compliance	11
Glossary	12

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         The investment objectives and policies of the Funds are described in the Funds' Prospectus. All investments are subject to the overall policy of making investment decisions according to ethical principles, as described in the Prospectus. Additional information regarding the Funds' investment risks, policies and restrictions is set forth below.

INVESTMENT POLICIES AND ASSOCIATED RISKS

            The following discussion supplements the disclosure in the prospectus about the Azzad Funds’ investment techniques, strategies and risks. The Funds are designed for investment of that portion of an investor's assets that can appropriately bear the special risks associated with certain types of investments (e.g., investments in equity securities pursuant to an investment strategy consistent with ethical screens). Unless otherwise noted, the policies described in this Statement of Additional Information ("SAI") are not fundamental and may be changed by the Board of Trustees. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, there is no assurance that the Funds' investment objectives will be achieved.

Risks of Investing in Portfolio Securities

         The Azzad Funds are open-end, management companies that invest primarily in equity securities. Common stock represents the residual ownership interest in an issuer. Shareholders are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock is satisfied.

         An investment in the Funds should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. In addition to the general risks and considerations of equity investing, the Funds are subject to the specific risks associated with the specific investments discussed below.

Because the Fund invests in securities of companies engaged in the real estate industry, the Fund is vulnerable to changes in real estate values or economic downturns and is subject to risks associated with real estate, such as liquidity risk, extended vacancy, development delays, environmental issues, tenant bankruptcies or changes in property taxes, interest rates and tax and regulatory requirements.  In addition, the value of a real estate investment trust (REIT) can depend on the structure of the REIT and cash flow generated by the REIT. The prices of securities issued by companies engaged in the real estate industry may change in response to interest rate changes.  At times, when interest rates go up, the value of securities issued by companies in the real estate industry goes down. If the Fund focuses its real estate related investments in a geographic area or in a property type, the Fund will be particularly subject to the risks associated with that geographic area or property type.

Foreign investment presents risks beyond those of securities of U.S. issuers.  Such risks include political or economic instability, changes in foreign currency exchange rates, different accounting methods, restrictions of the withdrawal of investments, tax withholding on dividends, and less publicly available information.  ADRs do not eliminate all the risk inherent in investing in foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers’ stock, the Fund avoids currency risks during the settlement period. The Fund’s Board of Trustees, without a shareholder vote, may change the above investment policy.

Fundamental Investment Restrictions

         The Funds are operated under the following investment restrictions that are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the applicable Fund. As used in this Statement of Additional Information, the term "majority of the outstanding voting securities" as defined in the 1940 Act currently means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

Fundamental investment restrictions limiting each Fund's investments provide that the Fund may not:

(1)

issue senior securities, except as permitted under the Investment Company Act of 1940 and as consistent with the Adviser’s ethical guidelines;

(2)

purchase securities on margin or effect short sales of securities;

(3)

purchase or sell commodities or commodity contracts including futures contracts;

(4)

make loans of cash or portfolio securities or borrow money or property;

(5)

underwrite the securities of other issuers except to the extent that the Funds might be deemed to be an underwriter for purposes of the Securities Act of 1933 in connection with the purchase and sale of certain securities;

(6)

purchase securities of other investment companies unless (a) such securities are consistent with the investment objective of the Fund and the investment companies operate in a manner consistent with Azzad’s ethical principles and (b) such purchase is in compliance with the Investment Company Act of 1940 and applicable state law.  However, no such restriction shall apply to a purchase of investment company securities in connection with a merger, consolidation, acquisition or reorganization; and

(7)

purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry.

In addition to the foregoing fundamental restrictions, each Fund has adopted the following non-fundamental policies that may be changed by the Board of Trustees:

(1)

Each Fund has authority to invest a portion of its net assets in securities issued by foreign companies;

(2)

Each Fund will not purchase or sell options, except each Fund has the power to use covered call options as a method to increase the income received from common stocks owned by the Fund. Each Fund may sell (write) covered call options and purchase call options to close out call options previously written. The Funds currently do not write covered call options;

(3)

Each Fund  does not invest in preferred stock and will not invest its net assets in warrants;

(4)

Each Fund  will not purchase "restricted securities" (those which are subject to legal or contractual restrictions on resale, including securities that may be sold pursuant to Rule 144A under the Securities Act of 1933).  Notwithstanding the foregoing, each Fund  may invest up to 10% of its net assets in illiquid securities (excluding restricted securities) but currently both Funds have no intention to do so;

(5)

Each Fund may not invest in a company to get control or manage the company.

Other Non-Fundamental Restrictions for the Azzad Ethical Income Fund that may be changed by the Board of Trustees:

❑

Under normal circumstances, the Azzad Ethical Income Fund will invest at least 80% of its assets (defined as net assets plus the amount of borrowing for investment purposes) in equity securities of dividend paying companies. The Fund will not change this policy unless the Fund’s shareholders are provided with at least 60 days prior written notice.  The notice will be provided in a separate written document, containing the following, or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy".  The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communication to the Fund’s shareholders. If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

❑

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in securities of that issuer, or the Fund would hold more than 10% of the outstanding voting securities of that issuer.

❑

The Fund may invest in real estate investment trusts (REITs).

❑

The Fund may invest its net assets in equity securities issued by foreign companies. The Fund currently invests only in dollar-denominated foreign securities available for trading and settlement in the U.S., primarily in American Depository Receipts (ADRs) for foreign securities. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars.

Other Non-Fundamental Restrictions for the Azzad Ethical Mid Cap Fund that may be changed by the Board of Trustees:

The Fund may also invest its net assets in equity securities issued by foreign companies. The Fund currently invests only in dollar-denominated foreign securities available for trading and settlement in the U.S., primarily in American Depository Receipts (ADRs) for foreign securities. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars.

Portfolio Turnover

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the portfolio manager, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The Azzad Ethical Income Fund’s portfolio turnover rates for the fiscal years ended June 30, 2007 and 2008 is shown in the table below:

	2007	2008
Portfolio Turnover Rate	719.22%*	370.82%

*The increase in the portfolio turnover rate for the fund’s fiscal year ending June 30, 2008 is attributable to the hiring of a new portfolio manager who reallocated the fund’s assets in 2007. Normally, the fund’s portfolio is not expected to exceed a turnover rate of 200%.

The Azzad Ethical Mid Cap Fund’s portfolio turnover rates for the fiscal years ended June 30, 2007 and 2008  is shown in the table below:

	2007	2008
Portfolio Turnover Rate	535.74%*	337.01%

*The increase in the portfolio turnover rate for the fund’s fiscal year ending June 30, 2007 is attributable to the hiring of a new portfolio manager who reallocated the fund’s assets in 2007. Normally, the fund’s portfolio is not expected to exceed a turnover rate of 200%.

TRUSTEES AND EXECUTIVE OFFICERS

The Board of Trustees supervises the business activities of the Azzad Funds (the "Company").  Each Trustee shall hold office until the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee dies, resigns, retires or is removed.

The following table contains information concerning each officer of the Company and each Trustee of the Company who is an "interested person" of the Company, as defined in the 1940 Act. Mr. Qasem is an "interested person" because he is an officer of the Company and an officer of the Adviser.

Name, Address And Age	Positions Held With the Company	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bashar Qasem 3141 Fairview Park Drive Suite 460 Falls Church, VA 22042 Age: 44	Chairman, Treasurer and Trustee	Since 2001	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management LLC (investment adviser) (1997 to 1999)	3	None
Jamal Elbarmil 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 48	Secretary, Portfolio Manager	Since 2003	Vice President of Azzad Asset Management, Inc.	3	None
Manal Fouz* 3141 Fairview Park Drive Suite 460 Falls Church, VA 22041 Age: 34	Chief Compliance Officer	Since 2007	Operations Manager (since 2002) & Compliance Officer for Azzad Asset Management	3	None

*Manal Fouz is the spouse of Bashar Qasem .

The following table provides information regarding each Trustee who is not an "interested person" of the Company, as defined in the 1940 Act.

Name, Address And Age	Positions Held With the Company	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Age: 72	Trustee	Since 2000	Managing Director of IQRA International Education Foundation (publisher located in Chicago, IL) (1995 to present)	3	Iqra’ International Educational Foundation; Muslim Society, Inc.; Council of Islamic Organizations of Greater Chicago
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Age: 60	Trustee	Since 2000	Retired. Formerly a Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	3	Muslim Society, Inc.

On July 11, 2003, the Company formed an audit committee consisting of Mr. Husain, and Mr. Raheemullah.  The audit committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  During the fiscal year ended June 30, 2008 the audit committee held one meeting.

The following table provides information regarding shares of and other portfolios of the Company owned by each Trustee as of

October 10, 2008.

Name of Trustee	Dollar Range of Equity Securities in the Azzad Ethical Mid Cap Fund	Dollar Range of Equity Securities in the Azzad Ethical Income Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee Within the Azzad Funds
Bashar Qasem	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Syed Shamshad Husain	$0	$10,001-$50,000	$10,001-$50,000
Syed K. Raheemullah	$0	$1-$10,000	$1-$10,000

For their service as Trustees of the Company, the Trustees who are not “interested persons” are entitled to receive from the Azzad Funds a fee of $250 for attendance at all meetings held on a day on which a regularly scheduled board meeting is held.  As of June 30, 2008 none of the trustee members has received compensation for their service as trustees. The "interested persons" who serve as Trustees of the Company receive no compensation for their service as trustees.

The Azzad Funds currently has three series, each of which is responsible for payment of its pro rata share of any compensation paid to the Trustees who are not "interested persons" of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The investment adviser for the Azzad Funds is Azzad Asset Management, Inc. (the "Adviser"). The Adviser’s address is 3141 Fairview Park Drive, Suite 460, Falls Church, Virginia 22042. The Adviser can also be contacted by telephone at (888) 862-9923.

As of June 30, 2008, Messrs. Ziad Al-Bassam (24%), Bashar Qasem (26%), Khalid Zainy (22%), Khalid AlSubaihi (20%) each own the respective  interest in the Adviser.

The Adviser currently serves as the investment adviser pursuant to an Advisory Agreement with the Azzad Funds dated August 8, 2002.  The Adviser receives for its services to the Funds a management fee, at an annual rate of 1.00% of the average daily net assets of the Funds.  The Adviser has agreed to waive all or a portion of its fee or reimburse the Funds for operating expenses, to the extent necessary to limit the Funds’ total annual operating expenses to 1.90% of average daily net assets as of July 1, 2007.  “Operating Expenses,” for purposes of the expense cap agreement, excludes brokerage costs, interest, taxes, litigation, underlying fund fees and expenses and other extraordinary expenses.

Azzad Ethical Income Fund

	2008	2007	2006
Net Advisory Fee Paid	$47,550	$34,483	$6,910

Azzad Ethical Mid Cap Fund

	2008	2007	2006
Net Advisory Fee Paid	$0*	$29,858	$5,758

*For the fiscal year ending June 30, 2008, the Adviser reimbursed the Azzad Ethical Mid Cap Fund in the amount of $1,551 for operating expenses.

The Advisory Agreement will continue in effect for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually in accordance with the requirements of the 1940 Act as now in effect or as hereafter amended.  The Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Agreement is terminable at any time, without penalty, by the Board of Trustees of the Company or by vote of a majority of the Fund's outstanding voting securities upon 60 days' written notice to the Adviser.

Under the Advisory Agreement, the Adviser provides the Funds with advice and assistance in the acquisition and disposition of the Funds’ investments. All investment decisions are subject to review by the Board of Trustees of the Company. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers of the Company or the Fund.

The same security may be suitable for the Funds or other accounts managed by the Adviser. If and when the Funds or two or more accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to the Funds or account. The simultaneous purchase or sale of the same securities by the Funds and other accounts may have a detrimental effect on the Funds, as this may affect the price paid or received by the Funds or the size of the position obtainable or able to be sold by the Funds.

PORTFOLIO MANAGEMENT

As of November 1, 2008, the Azzad Ethical Income Fund and the Azzad Ethical Mid Cap Fund are managed by Jamal Elbarmil. Prior thereto, Mr. Omar Bassal served as portfolio manager for the Azzad Funds under Mr. Jamal Elbarmil’s supervision. The portfolio manager’s compensation consists of a fixed salary that is set by industry standards. Mr. Elbarmil is also an owner and founder of the Adviser.

The following provides information regarding other accounts managed under the supervision of Mr. Jamal Elbarmil as of June 30, 2008 :

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10	$24 million	0	$0

Because the Adviser performs investment management services for various clients, certain conflicts of interest could arise. The Adviser may give advice and take action with respect to its other clients that may differ from advice given or the timing or nature of action taken with respect to the Funds. The Adviser will have no obligation to purchase or sell for the Funds, or to recommend for purchase or sale by the Funds, any security that the Adviser, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act.  As of September 30, 2008, FolioFn Investments, Inc., 8000 Towers Crescent Drive, Vienna, VA, 22812, in aggregate, owned approximately 72.03% (or  854,538.589 shares) of the Income Fund and 45.92% (or 175,307.174 shares) of the Mid Cap Fund for the benefit of others.

As of June 30, 2008, the officers and Trustees of the Company, as a group, owned less than 1% of the outstanding shares of the Azzad Ethical Income Fund and owned less than 1% of the outstanding shares of the Azzad Ethical Mid Cap Fund.

CODE OF ETHICS

Personnel of the Adviser may invest in securities for their own account pursuant to a Code of Ethics which has been adopted by the Funds and the Adviser that sets forth all employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. Under the Code of Ethics, the Adviser’s personnel may invest in securities, including securities that may be purchased or held by the Funds. For a free copy of the Adviser’s Code of Ethics policy, call (888) 862-9923.

ADMINISTRATOR

Azzad Asset Management, Inc. 3141 Fairview Park Drive Suite 460, Falls Church, VA 22042 pursuant to an Administration Agreement with the Fund, administers the affairs of the Fund.

Pursuant to the Administration Agreement, Azzad, subject to the overall supervision and review of the Board of Trustees of the Company, provides administrative services to the Funds, provides the Funds with office space, facilities and business equipment, and provides the services of executive and clerical personnel for administering the affairs of the Funds.

       The Administration Agreement provides for each Fund to pay the Administrator an annual fee of $9,000. The Administration Agreement is terminable by the Board of Trustees of the Company or the Administrator on ninety (90) days' written notice.  The Agreement shall remain in effect for one year from the date of its initial execution, and subject to annual approval of the Board of Trustees for one-year periods thereafter. The Agreement provides that in the absence of willful misconduct, bad faith or negligence on the part of the Administrator, the Administrator shall not be liable for any loss arising out of or in connection with its actions thereunder.

         Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides overall day-to-day administrative functions, including coordination of administrative and professional services to the Funds by others, including the Fund's Custodian; (ii) assisting Fund counsel in preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectus and Statement of Additional Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and preparing reports to the Funds’ shareholders and the Securities and Exchange Commission; (iv) preparing agendas for meetings of the Board of Trustees; and (v) monitoring daily and periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

TRANSFER AGENT

Mutual Shareholder Services, LLC, (“MSS”) 8000 Towne Centre Drive, Suite 400, Broadview Heights, OH 44147, provides transfer agency, dividend disbursing and accounting services to the Funds. MSS also is involved in preparing all filings under the securities or "Blue Sky" laws of such states or countries as are designated, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or their shares under such laws.

CUSTODIAN

Huntington National Bank, 7 Easton Oval, Columbus, OH 43219 serves as custodian for the Funds’ cash and securities (the "Custodian"). The Custodian is responsible for maintaining the books and records of the Funds’ portfolio securities and cash.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

       The Funds have adopted a Distribution and Service Plan (the "Plan"), which was reviewed and approved by a majority of the disinterested Trustees of the Company, pursuant to Rule 12b-1 under the 1940 Act (the "Rule").  The Rule provides that an investment company, which bears any direct or indirect expense of distributing its shares, must do so only in accordance with a plan permitted by the Rule.  The Plan provides that the Funds may use their assets to finance certain expenses and costs incurred in connection with providing marketing and promotional support to the Funds, shareholder servicing and maintaining shareholder accounts, to compensate parties with which they have written agreements and whose clients own shares of the Funds for providing servicing to their clients ("shareholder servicing") and financial institutions with which they have written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Funds, which is subject to a maximum of 0.15% (prior to June 30, 2007 this rate was 0.25%) per annum of each Fund's average daily net assets.  Fees paid under the Plan may not be waived for individual shareholders.

       Each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each may be effected and certain other matters pertaining to each Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnish quarterly and year-end statements and confirmations within five business days after activity in the account; transmit to shareholders of each Fund proxy statements, annual reports, updated prospectuses and other communications; receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of each Fund; and provide such other related services as either the Funds or a shareholder thereof may request.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Funds directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Funds directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

       In accordance with the Rule, the Plan provides that all written agreements relating to the Plan must be in a form satisfactory to the Board of Trustees. In addition, the Plan requires the Funds to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Funds pursuant to the Plan and identifying the distribution activities for which those expenditures were made for review by the Board of Trustees.

For the period July 1, 2007 to June 30, 2008 the Azzad Ethical Income Fund paid $5,903 and the Azzad Ethical Mid Cap Fund paid $3,522 to Folio fn Investments for broker-dealer services under Rule 12b-1.For the period July 1, 2006 to June 30, 2007 the Azzad Ethical Income Fund paid $5,328 and the Azzad Ethical Mid Cap Fund paid $8,612.59 to Folio fn Investments for broker-dealer services under Rule 12b-1.

Bashar Qasem, as an interested person of the Funds and the Adviser may be deemed to have a direct or indirect interest in the operation of the Plan.

OTHER EXPENSES

The Fund pays certain operating expenses that are not assumed by the Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator and the Transfer Agent, are deducted from the income of each Fund, respectively, before dividends are paid. These expenses include, but are not limited to, organizational costs; expenses of officers and Trustees who are not affiliated with the Adviser, the Administrator or any of their respective affiliates; taxes; interest; legal fees; custodian fees; audit fees; brokerage fees and commissions; fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and various state securities laws, the expenses of reports to shareholders, shareholders' meetings proxy solicitations and costs of investing in underlying funds.

BROKERAGE ALLOCATION AND SOFT DOLLARS

         The Funds’ assets are invested by the Adviser in a manner consistent with its investment objective, policies, and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Funds.

                 In placing orders for the purchase and sale of portfolio securities for the Funds, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) under the Securities and Exchange Act of 1934 ("1934 Act"), when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.

         Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Funds usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the 1934 Act) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Funds’ portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, pricing services, and quotation services utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising several of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by each Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash. The Adviser would, through the use of such services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

         Consistent with the Conduct Rules of the Financial Industry Regulatory Authority and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of each Fund as a factor in the selection of broker-dealers to execute portfolio transactions for that Fund.

For the fiscal year ended June 30, 2008, the Funds directed the following amount of transactions and paid the following brokerage commissions to brokers who provided research services in connection with such transactions (as stated previously, the provision of research services was not necessarily a factor in the placement of all this business with such brokers):

Amount of Transactions

Commissions Paid

Azzad Ethical Income Fund

378,450

 $8,148.75

Azzad Ethical Mid Cap Fund

216,600

 $5,019.50

The table below shows the amount of aggregate brokerage commissions incurred by each Fund for the fiscal years ended June 30. The adviser does not have an affiliated broker:

Azzad Ethical Mid Cap Fund	Fiscal Year	Aggregate Brokerage Commissions
	2008	$10,467
	2007	$40,232
	2006	$12,460
Azzad Ethical Income Fund	Fiscal Year	Aggregate Brokerage Commissions
	2008	$22,059
	2007	$40,796
	2006	$7,712

TAXATION

         The Funds intend to qualify each year as a "regulated investment company" under Subchapter M of the Code. By so qualifying, the Funds will not incur federal income or state taxes on their net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Funds must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

         Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Funds’ net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by each Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Funds in October, November or December of the year with a record date in such a month and paid by the Funds during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions paid by the Funds from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Funds. Distributions paid by the Funds from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when the Funds realize net capital gains on sales of portfolio securities during the year. Realized capital gains are not expected to be a predictable part of the Funds’ investment return.

         Any redemption of Fund shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares. Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes.

         Ordinarily, distributions and redemption proceeds paid to Fund shareholders are not subject to withholding of federal income tax. However, each Fund's distributions and redemption proceeds are subject to tax withholding if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

       The information above is only a summary of some of the tax considerations generally affecting the Funds and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Funds are a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax adviser.

PURCHASE OF SHARES

         Fund shares may be purchased at the net asset value per share in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Funds. The Funds’ minimum initial investment is $1,000 and the minimum subsequent investment is $50. The minimum initial investment through enrollment in the Funds’ automatic investment program is $50. There are no investment minimums for investments made through FundSERV. The Funds are self distributed and carry no sales charges.

The Funds reserve the right in their sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

DIVIDENDS AND DISTRIBUTIONS

         Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Funds, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration. Distributions are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE

         The method for determining the Funds’ net asset value is summarized in the Prospectus in the text following the heading "How Your Share Price (NAV) is Determined”. The net asset value of the Funds’ shares are determined on each day on which the New York Stock Exchange is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The New York Stock Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

REDEMPTION OF SHARES

         Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

         Shareholders who purchased shares through a third party broker-dealer may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more or redemption proceeds are to be paid by someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Sanville & Company, 1514 Old York Road, Abington, PA 19001, is the Funds’ registered independent public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

OTHER INFORMATION

The Adviser has been continuously registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940 since August 21, 2000. The Funds have filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Funds or the Adviser by the SEC. For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

ORGANIZATION

         The Funds are a series of the Company, an open-end diversified management investment company under the Investment Company Act of 1940. The Azzad Ethical Income Fund began operating on July 11, 2000 and the Azzad Ethical Mid Cap Fund began operating on December 22, 2000 (as the Azzad/Dow Jones Ethical Market Fund until December 16, 2003).  The Board of Trustees of the Company is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares Currently, there are three series authorized and outstanding ..  Each series has only one class of shares.

Each share of each Fund has equal rights as to voting, redemption, dividends, and liquidation as the other shares of the Fund. There are no conversion, preemptive or other subscription rights. The Board of Trustees has the right to establish additional series in the future, to change those series and to determine the preferences, voting powers, rights and privileges thereof.

         In the interest of economy and convenience, certificates representing shares purchased will not be ordinarily issued. The investor, however, will have the same rights of ownership with respect to such shares as if certificates had been issued.

         The Company is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

         Under the Declaration of Trust of the Company, the Company or any series of the Company (including the Funds) may be terminated at any time by the Trustees by written notice to the shareholders of the Company, or such series as the case may be, without a vote of the shareholders of the Company, or of such series, or the Company or any series of the Company may be terminated by the affirmative vote of the shareholders in accordance with provisions of the Declaration of Trust.

         Under Massachusetts’ law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Company contains an express disclaimer of shareholder liability for acts or obligations of the Company and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or the Trustees. The Company's Declaration of Trust further provides for indemnification out of the assets and property of the Company for all loss and expense of any shareholder held personally liable for the obligations of the Company. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which inadequate insurance existed and the Company or Fund itself was unable to meet its obligations. The Company believes the likelihood of the occurrence of these circumstances is remote.

FINANCIAL STATEMENTS

The Funds’ Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, each for the fiscal period ended June 30, 2008; and Notes to Financial Statements and the Report of the Registered Independent Public Accounting Firm, are included in the Funds’ annual report for the period ended June 30, 2008, and are hereby incorporated by reference in this Statement of Additional Information. They can be obtained free of charge by calling the Funds’ transfer agent at 1-888-350-3369

PROXY VOTING PROCEDURES

The Board of Trustees for the Azzad Funds has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Funds’ Adviser, Azzad Asset Management, Inc. The Adviser will vote such proxies in accordance with its proxy policies and procedures. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, the Adviser shall be guided by its proxy voting guidelines. These guidelines will be reviewed annually, updated and changed as needed. To obtain a copy of the proxy voting guidelines for the Azzad Funds, please contact the Adviser by writing Azzad Asset Management, Inc. Attention: Proxy Voting Guidelines 3141 Fairview Park Dr. Suite 460 Falls Church, VA 22042. The Funds are required to file a Form N-PX, with the Funds’ complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free 1-888-350-3369. The information is also available on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds are required to include a schedule of portfolio holdings in their annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Funds also are required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must also provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Funds, upon request, free of charge.

The Funds release portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund.  These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian.  Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms on a periodic basis.  The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  This information is disclosed to third parties under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

Except as described above, the Funds are prohibited from entering into any arrangements with any person to make available information about the Funds’ portfolio holdings without the specific approval of the Board of Trustees.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Funds’ portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, is prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Funds’ portfolio holdings.

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various anti-money laundering laws and regulations, including the appointment of an anti-money laundering compliance officer. Consequently, the Funds may request additional information from you to verify your identity and will request a copy of your driver’s license (or a similar picture identification document). If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account, or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

"Adviser" means Azzad Asset Management, Inc.

"Board" means the Board of Trustees of the Company.

"Mutual Shareholder Services" means Mutual Shareholder Services, LLC., the administrator, fund accountant, and transfer and distribution-disbursing agent of the Fund.

"Code" means the Internal Revenue Code of 1986, as amended.

"Company" means Azzad Funds, a Massachusetts business trust that is registered with the SEC as an open-end, management investment company, commonly referred to as a "mutual fund."

"Custodian" means Huntington National Bank, the custodian of the Fund's assets.

"Funds" mean the Azzad Ethical Mid Cap Fund and the Azzad Ethical Income Fund.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.

"NAV" means net asset value.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's.

“Trust” means Azzad Funds, a Massachusetts business trust that is registered with the SEC as an open-end management investment company, commonly referred to as a “mutual fund”.

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

PART C -- OTHER INFORMATION

ITEM 23: EXHIBITS:

(a)

Declaration of Trust of Registrant.  Incorporated by reference from Registrant's initial registration statement filed electronically on January 22, 1997.

(a)(1)

Amendment to Declaration of Trust of Registrant. Incorporated  by  reference  from Post-Effective  Amendment  No.  4 to the Registrant's  registration  statement,  filed electronically on November 5, 2005.

(a)(2)

Amendment Number 4 to Declaration of Trust of Registrant is incorporated  by  reference  from Post-Effective Amendment  No. 13 to the Registrant's  registration  statement,  filed electronically on October 17,2008.

(b)

Bylaws of Registrant. Incorporated  by  reference  from  Pre-Effective  Amendment No. 3 to the Registrant's registration statement, filed electronically on June 21, 2000.

(c)

Instruments Defining Rights of Security Holders.  None other than the Declaration of Trust and the Bylaws.

(d)

Investment Advisory Contracts

(d)(1)

Azzad Ethical Income Fund:  Investment Advisory Agreement between Registrant and Azzad Asset Management, Inc. incorporated by reference from Post-Effective Amendment No. 6 to the Registrant's registration statement, filed electronically on August 8, 2002.

(d)(2)

Azzad Ethical Mid Cap Fund:  Investment Advisory Agreement between Registrant and Azzad Asset Management, Inc. incorporated by reference from Post-Effective Amendment No. 6 to the Registrant's registration statement, filed electronically on August 8, 2002.

(d)(3)

The Wise Capital Fund:  Investment Advisory Agreement between Registrant and Azzad Asset Management, Inc. is incorporated  by  reference  from Post-Effective Amendment  No. 13 to the Registrant's registration statement, filed electronically on October 17, 2008.

(d)(4)

The Wise Capital Fund Expenses Agreement is incorporated  by  reference  from Post-Effective Amendment  No. 13 to the Registrant's  registration  statement,  filed electronically on October 17, 2008.

(d)(5)

Azzad Ethical Mid Cap Fund and Azzad Ethical Income Fund Amended and Restated Expenses Agreement is filed herewith.

(e)

Underwriting Contracts. None

(f)

Bonus of Profit Sharing Contracts. None.

(g)

Custodian Agreement.

(g)(1)

Form of Custodian Agreement between Registrant and Huntington National Bank as to the Azzad Ethical Income Fund and Azzad Ethical Mid Cap Fund incorporated by reference from Post-Effective Amendment No.  11 to the Registrant's registration statement, filed electronically on October 31, 2007.

(g)(2)

Form of Custodian Agreement between Registrant and Huntington National Bank as to The Wise Capital Fund is incorporated  by  reference  from Post-Effective Amendment  No. 13 to the Registrant's  registration  statement,  filed electronically on October 17, 2008.

(h)

Other Material Contracts

(h)(1)

Transfer Agent Agreement between Registrant and Mutual Shareholder Services is filed herewith.

(h)(2)

Administration Agreement between Registrant and Azzad Asset Management  is incorporated by reference from Post-Effective Amendment No. 11 to the Registrant's registration statement, filed electronically on October 31, 2007

.

(h)(3)

Accounting Services Agreement between Registrant and Mutual Shareholder Services is filed herewith.

(i)

Legal Opinion.

(i)(1)

Opinion of Thompson Hine LLP as to the Azzad Ethical Income Fund, Azzad Mid Cap Fund and The Wise Capital Fund is incorporated  by  reference  from Post-Effective Amendment  No. 13 to the Registrant's registration  statement,  filed electronically on October 17, 2008.

(i)(2)

Consent of Thompson Hine LLP is filed herewith.

(j)

Other Opinions.  Consent of Sanville & Company is filed herewith.

(k)

Omitted Financial Statement.  None.

(l)

Initial Capital Agreements

(l)(1)

Subscription Agreements are incorporated  by  reference  from Pre-Effective Amendment  No.  3 to the Registrant's registration statement, filed electronically on June 21, 2000.

(m)

Rule 12b-1 Plan

(m)(1)

Azzad Ethical Mid Cap Fund Amended and Restated Form of Rule 12b-1 Plan is incorporated by  reference from Post-Effective Amendment  No.  4  to  the Registrant's  registration  statement,  filed electronically on November 5, 2001.

(m)(2)

Azzad Income Fund Form of Rule 12b-1 Plan is incorporated  by  reference  to  Post-Effective Amendment  No.  4  to  the Registrant's  registration  statement,  filed electronically on November 5, 2001.

(m)(3)

The Wise Capital Fund Form of Rule 12b-1 Plan is incorporated  by  reference  from Post-Effective Amendment  No. 13 to the Registrant's  registration  statement,  filed electronically on October 17, 2008.

(n)

Not Applicable.

(o)

Not Applicable.

(p)

Codes of Ethics

(p)(1)

Registrant's Code of Ethics and Reporting Requirements is incorporated  by  reference  from Pre-Effective Amendment  No.  3 to the Registrant's registration statement, filed electronically on June 21, 2000.

(p)(2)

Code of Ethics of Azzad Asset Management, Inc. is incorporated  by  reference  from Post-Effective Amendment October 17, 2008.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable

ITEM 25.  INDEMNIFICATION

(a)  Section 4 of Article XII of Registrant's  Declaration  of Trust provides as follows: Subject to the  exceptions  and  limitations  contained  in this Section 4, every person who is, or has been, a Trustee,  officer,  employee or agent of the Trust,  including  persons who serve at the  request of the Trust as  directors, trustees, officers,  employees or agents of another  organization  in which the Trust has an  interest as a  shareholder,  creditor  or  otherwise (hereinafter referred to as a "COVERED  PERSON"),  shall be  indemnified  by the Trust to the fullest  extent  permitted  by law against  liability  and against all  expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee,  director,  officer,  employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

               (a) against any  liability  to the Trust or its  Shareholders  by reason of a final  adjudication by the court or other body before which the  proceeding  was  brought  that he  engaged  in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (b) with  respect  to any  matter as to which he shall  have been finally  adjudicated  not to  have  acted  in good  faith  in the reasonable  belief that his action was in the best  interests  of the Trust; or

               (c) in  the  event  of a  settlement  or  other  disposition  not involving a final  adjudication  (as provided in paragraph (a) or(b)) and resulting in a payment by a Covered Person, unless there has been either a determination  that such Covered Person did not engage in willful  misfeasance,  bad faith,  gross  negligence or reckless  disregard of the duties  involved in the conduct of his office by the court or other body  approving  the  settlement  or other  disposition  or a  reasonable  determination,  based  on a review  of  readily   available  facts  (as  opposed  to  a  full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the  Disinterested  Trustees  acting on the matter  (PROVIDED  that a majority of the  Disinterested  Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

     The rights of  indemnification  herein  provided may be insured  against by policies maintained by the Trust, shall be severable,  shall not affect any other rights to which any Covered  Person may now or hereafter be entitled, shall  continue  as to a person who has ceased to be such a Covered  Person and shall inure to the benefit of the heirs,  executors and  administrators of such a person.  Nothing  contained  herein  shall  affect  any rights to indemnification  to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or  proceeding  subject  to a claim  for  indemnification  under  this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an  undertaking  by or on behalf of the  recipient to repay such  amount if it is  ultimately  determined  that he is not  entitled  to indemnification under this Section 4, PROVIDED that either:

(a)  such  undertaking  is  secured  by a  surety  bond or some  other appropriate  security or the Trust shall be insured  against losses arising out of any such advances; or

(b) a  majority  of the  Disinterested  Trustees  acting on the matter (PROVIDED that a majority of the Disinterested  Trustees then in office act on the matter) or  independent  legal  counsel in a written  opinion  shall determine,  based upon a review of the readily  available facts (as opposed to a full  trial-type  inquiry),  that there is reason to believe  that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a "Disinterested  Trustee" is one (x) who is not an  Interested  Person  of the  Trust  (including,  as  such  Disinterested Trustee, anyone who has been exempted from being an

Interested Person by any rule, regulation or order of the Commission),  and (y)  against  whom  none of such  actions,  suits or other  proceedings  or another action,  suit or other proceeding on the same or similar grounds is then or has been pending.

As  used in  this  Section  4,  the  words  "claim,"  "action,"  "suit"  or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal,   administrative  or  other,   including   appeals),   actual  or threatened;  and the word  "liability" and "expenses" shall include without limitation,  attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  Pursuant  to  the  Investment   Advisory  Agreements  between  Azzad  Asset Management,  Inc. and Azzad Funds,  each party to each of the agreements is obligated  to  indemnify   and  hold  harmless  the  other  party  and  the shareholders, directors,  trustees,  officers  and  employees of the other party  (any  such  person,  an "Indemnified   Party")  against  any  loss, liability,  claim,  damage or expenses  (including the  reasonable  cost of investigating and defending any alleged loss,  liability, claim, damage or expenses and  reasonable  counsel fees  incurred in  connection  therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under the applicable agreement;  provided,  however, that nothing is deemed to protect any Indemnified Party against any liability to which such Indemnified   Party  would  otherwise  be  subject  by reason  of  willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless  disregard of  obligations  and duties  under the applicable agreement.

(c)  The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others.  Coverage under the policy  would  include  losses  by  reason  of any  act,  error,  omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling  persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the  Registrant  has been  advised  that in the  opinion of the Securities and Exchange  Commission such indemnification is against public policy as expressed  in the Act and is,  therefore,  unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling  person of the Registrant in the successful  defense of any action, suit or proceeding) is asserted by such officer,  trustee or controlling person in connection with the securities being registered,  the Registrant  will,  unless in the opinion of its counsel the matter has been settled  by  controlling precedent,  submit  to  a  court  of  appropriate jurisdiction the question of whether such  indemnification by it is against public  policy as  expressed  in the Act and will be  governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The following table sets forth any other business, profession, vocation or employment  of a  substantial  nature in which any director or officer of Azzad Asset  Management,  Inc., the investment  adviser of the Azzad Ethical Mid Cap Fund, the Azzad Ethical  Income Fund and The Wise Capital Fund, has engaged during the last two years for his own account or in the  capacity of  director, officer,  employee, partner or trustee. The address of Azzad Asset Management, Inc. is 3141 Fairview Park Drive, Suite 460, Falls Church, VA 22042.

Position with
	Azzad Asset	Relationship with
Name and Address	Management, Inc.	Other Businesses
Bashar Qasem	President, Chief Executive
3141 Fairview Park Drive	Officer, Director	Azzad Group LLC, Falls Church, VA
Suite 460
Falls Church, VA 22042

Khalid Al-Subaihi	Director	Al-Irshad Trade Corporation & Al-Fajer
P.O. Box 24087		Printing Press Company; Azzad Group LLC,
Safat, Kuwait 13101		Falls Church, VA

Ziad Bassam Mohammed Albassam	Director	Chairman, Dar Al-Balagh Broadcasting Group,
P.O. Box 1829		Info-Win Company and the Internet Society;
Jeddah, Saudi Arabia 21441		Azzad Group LLC, Falls Church, VA

Khalid Hamed Zainy	Director	President, Petrostar Co. Ltd.; President,
P.O. Box 5910		Star Navigation Co., Ltd., Arabian Marine &
Jeddah, Saudi Arabia		Terminal Services Co., Ltd. and Middle East
21441		Marine & General Insurance Co., Jeddah; Azzad
Group LLC, Falls Church, VA

ITEM 27.  PRINCIPAL UNDERWRITERS

     (a)  Not applicable.

     (b) Not applicable.

     (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Azzad Asset  Management,  Inc., 3141 Fairview Park Drive,  Suite 460, Falls Church,  VA 22042,  maintains  the Declaration  of Trust,  By-Laws,  minutes of trustees and  shareholder  meetings  and contracts  of the  Registrant  and all advisory material of Azzad Asset Management, Inc.

Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 maintains all the required records in its capacity as transfer and dividend paying agent for the Registrant.

Huntington National Bank, 7 Easton Oval, Columbus, OH 43219, maintains any other required records not maintained by Azzad Asset Management, Inc. or Mutual Shareholder Services as to the Azzad Ethical Income Fund, the Azzad Ethical Mid Cap Fund and The Wise Capital Fund

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant  to  the  requirements  of the  Securities  Act of  1933  and  the Investment  Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and the Registrant has duly caused this Post-Effective Amendment to the  Registration  Statement  to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Falls Church, State of Virginia, on October 27, 2008.

AZZAD FUNDS

                                        By: __s/ Bashar Qasem______________

Bashar Qasem, President

Pursuant  to the  requirements  of the  Securities  Act of  1933,  and  the Investment  Company  Act of 1940,  this  Post-Effective Amendment to the Registration  Statement  has been signed below by the  following  persons in the capacities and on the date indicated.

SIGNATURE

TITLE

DATE

/s/________________________

Trustee, Treasurer (Principal Financial Officer) and

Bashar Qasem*

President (Principal Executive Officer)

October 27, 2008

/s/________________________

Trustee

October 27, 2008

Syed Shamshad Husain*

/s/________________________

Trustee

October 27, 2008

Syed K. Raheemullah*

By:  ___s/ Bashar Qasem_____________________
Bashar Qasem

Attorney-in-Fact (Pursuant to a Power of Attorney)

Index

1.

Azzad Ethical Mid Cap Fund and Azzad Ethical Income Fund Amended and Restated Expenses Agreement                                                                                                                                (EX-99.23.d.5)

2.

Transfer Agent Agreement between Registrant and Mutual Shareholder

Services                                                                                                                   (EX-99.23.h.1)
3.

Accounting Services Agreement between Registrant and Mutual Shareholder

Services                                                                                                                                 (EX-99.23.h.3)

4.

Consent of Thompson Hine LLP                                                                  (EX-99.23.1)

5.

Consent of Sanville & Company                                                                  (EX-99.23.j)